                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 16, 1997
                                                          -------------

                                 MERISEL, INC.
                                 -------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                0-17156             95-4172359
 (STATE OR OTHER JURISDICTION    (COMMISSION        (I.R.S. EMPLOYER
     OF INCORPORATION OR         FILE NUMBER)      IDENTIFICATION NO.)
         ORGANIZATION)


         200 CONTINENTAL BOULEVARD,               90245-0948
           EL SEGUNDO, CALIFORNIA                 (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 615-3080
                                                          --------------

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ITEM 5. OTHER EVENTS

  On July 16, 1997, Merisel, Inc. issued the press release attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

     99.1 Press release dated July 16, 1997.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MERISEL, INC.

Date: July 16, 1997                       By:      /s/ James E. Illson
                                            ___________________________________
                                             James E. Illson
                                             Senior Vice President, Finance
                                             and Chief Financial Officer

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